UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 24, 2013

TEAM, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-08604	74-1765729
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

13131 Dairy Ashford, Suite 600 Sugar Land, Texas	77478
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 24, 2013, we disseminated a press release announcing the appointment of a new executive officer, Jeff Ott. Mr. Ott is President, Quest Integrity Group, and will become an executive officer of the registrant effective July 1, 2013.

Item 9.01. Financial Statements and Exhibits.

Exhibit number	Description
99.1	Team, Inc.'s Press Release issued June 24, 2013

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, Inc. (Registrant)
June 24, 2013 (Date)	/s/ André C. Bouchard André C. Bouchard Senior Vice President - Administration General Counsel and Secretary